Exhibit 10.18.2

This Document Prepared By

Jamie Reyle, Esq.

RAIT Financial Trust

2929 Arch Street, 17th Floor

Philadelphia, PA 19104

SATISFACTION OF MORTGAGE

FOR VALUE RECEIVED, the undersigned, IRT UPREIT LENDER, LP, a partnership organized and existing under the laws of the State of Delaware (“Mortgagee”), does hereby certify that a real estate mortgage now owned by it in the original principal sum of Sixteen Million Two Hundred Twenty-Nine Thousand Six Hundred Eighty-Eight and 27/100 Dollars ($16,229,688.27) dated as of May 5, 2014 to be effective as of May 7, 2014, made by USA CARRINGTON PARK 1, LLC, USA CARRINGTON PARK 2, LLC, USA CARRINGTON PARK 3, LLC, USA CARRINGTON PARK 4, LLC, USA CARRINGTON PARK 5, LLC, USA CARRINGTON PARK 6, LLC, USA CARRINGTON PARK 7, LLC, USA CARRINGTON PARK 8, LLC, USA CARRINGTON PARK 9, LLC, USA CARRINGTON PARK 10, LLC, USA CARRINGTON PARK 11, LLC, USA CARRINGTON PARK 12, LLC, USA CARRINGTON PARK 13, LLC, USA CARRINGTON PARK 14, LLC, USA CARRINGTON PARK 15, LLC, USA CARRINGTON PARK 16, LLC, USA CARRINGTON PARK 17, LLC, USA CARRINGTON PARK 18, LLC, USA CARRINGTON PARK 19, LLC, USA CARRINGTON PARK 20, LLC, USA CARRINGTON PARK 21, LLC, USA CARRINGTON PARK 22, LLC, USA CARRINGTON PARK 23, LLC (collectively, “Original Mortgagors”), as mortgagors, to Mortgagee, as mortgagee, and recorded as Document No. 2014027198 in the Office of the Circuit/County Clerk and Recorder for Pulaski County, Arkansas, and assigned by Original Mortgagors to IRT CARRINGTON APARTMENTS OWNER, LLC, by Instrument No. 2014027239 in the Office of the Circuit/County Clerk and Recorder of Pulaski County, Arkansas and the mortgage is, with the indebtedness thereby secured, fully paid, satisfied, and discharged, and the Circuit/County Clerk and Recorder for Pulaski County, Arkansas is hereby authorized and required to release and discharge the same of record in this Office.

IN WITNESS WHEREOF, the undersigned has caused its name to be signed to these presents on this 15th day of July, 2014.

IRT UPREIT LENDER, LP, a Delaware limited partnership

By:   Independence Realty Operating Partnership, LP, its general partner

By:   Independence Realty Trust, Inc., its general partner

By:   Independence Realty Advisors, LLC, its authorized agent

By: /s/ Farrell Ender

Name: Farrell Ender

Title: President

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA

COUNTY OF PHILADELPHIA

On this the 15th day of July, 2014, before me, Courtney Everngham, the undersigned officer, personally appeared Farrell Ender, who acknowledged himself/herself to be the President of Independence Realty Advisors, LLC, the authorized agent of Independence Realty Trust, Inc., the general partner of Independence Realty Operating Partnership, LP, the general partner of IRT UPREIT Lender, LP, and that he/she, as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the company by himself/herself as President.

In witness whereof I hereunto set my hand and official seal.

/s/  Courtney Everngham

Notary Public

My Commission Expires:

3/14/2017